                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       2/29/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Fund

Semiannual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 18, 2001 and Class R shares prior to November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder Global Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	19.83%	43.09%	-.06%	3.38%	6.63%
Class B	19.35%	41.96%	-.85%	2.56%	5.78%
Class C	19.37%	42.00%	-.85%	2.57%	5.80%
Class R	19.82%	42.90%	-.29%	3.14%	6.38%
MSCI World Index+	18.75%	44.36%	-.60%	-.01%	6.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/29/04	$ 24.19	$ 24.26	$ 24.25	$ 24.28
11/3/03 (commencement of operations for Class R)	$ -	$ -	$ -	$ 21.69
8/31/03	$ 20.42	$ 20.40	$ 20.39	$ -
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .26	$ .08	$ .08	$ .19

Class A Lipper Rankings - Global Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	187	of	330	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Fund - Class A [] MSCI World Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,487	$9,409	$11,132	$17,910
	Average annual total return	34.87%	-2.01%	2.17%	6.00%
Class B	Growth of $10,000	$13,896	$9,555	$11,259	$17,542
	Average annual total return	38.96%	-1.51%	2.40%	5.78%
Class C	Growth of $10,000	$14,058	$9,648	$11,239	$17,396
	Average annual total return	40.58%	-1.19%	2.36%	5.69%
Class R	Growth of $10,000	$14,290	$9,913	$11,673	$18,562
	Average annual total return	42.90%	-.29%	3.14%	6.38%
MSCI World Index+	Growth of $10,000	$14,436	$9,821	$9,995	$19,581
	Average annual total return	44.36%	-.60%	-.01%	6.95%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown for reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on September 11, 2000 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/29/04
Scudder Global Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	20.02%	43.50%	.19%	3.65%	6.91%
Class AARP	20.01%	43.48%	.19%	3.66%	6.92%
MSCI World Index+	18.75%	44.36%	-.60%	-.01%	6.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/29/04	$ 24.17	$ 24.16
8/31/03	$ 20.42	$ 20.41
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .32	$ .32

Class S Lipper Rankings - Global Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	179	of	330	55
3-Year	95	of	242	40
5-Year	77	of	181	43
10-Year	28	of	49	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Fund - Class S [] MSCI World Index+

Yearly periods ended February 29

Comparative Results as of 2/29/04
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,350	$10,057	$11,964	$19,516
	Average annual total return	43.50%	.19%	3.65%	6.91%
Class AARP	Growth of $10,000	$14,348	$10,057	$11,970	$19,525
	Average annual total return	43.48%	.19%	3.66%	6.92%
MSCI World Index+	Growth of $10,000	$14,436	$9,821	$9,995	$19,581
	Average annual total return	44.36%	-.60%	-.01%	6.95%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Co-Portfolio Managers Steve Wreford and Oliver Kratz discuss Scudder Global Fund's strategy and the market environment during the six-month period ended February 29, 2004.

Q: How did the global equity markets perform during the past six months?

A: Stock markets around the world continued to deliver strong returns during the period under review, extending the rally that began in March of 2003. A confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.1 The improvement in the global economy, in turn, led to stronger corporate earnings results and improved investor sentiment. Another key feature of the period was the continued weakness of the US dollar, which fell against most foreign currencies. This was a positive for US investors with holdings in overseas equities, since it led to a further increase in the value of their portfolios. (Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.)

1 Low interest rates help spur growth.

Q: How did the fund perform in relation to its benchmarks?

A: During the six-month period ended February 29, 2004, the fund's Class A shares delivered a total return of 19.83%. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 though 6 for performance of other share classes and more complete performance information.) This compares with the 18.75% return of its benchmark, the MSCI World Index, and the 18.10% average return of the 334 funds in its Lipper peer group, "Global Funds."2,3 Although six months is a short time frame in which to measure performance, we are pleased that our theme-based approach yielded favorable results for the fund's shareholders. To review, we strive to determine the investment themes that we believe will dominate the global economy in the years ahead, then we seek to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. The goal of this investment strategy is to take advantage of multiyear trends that we believe will transcend the short-term fluctuations of the global equity markets. This process is not based on forecasting the direction of the markets or the economic cycle. In fact, the fund is currently "cycle neutral," meaning that it does not favor either companies that could benefit from a strengthening economy or those that would benefit if the global economy were to slow.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. It is not possible to invest directly in an index.
3 Source: Lipper Inc. as of 2/29/04. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Global Funds category. Past performance is no guarantee of future results. According to Lipper Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly in a Lipper category.

Q: What are some holdings and/or themes that helped performance?

A: Two themes have performed particularly well for the fund. The first is "Ultimate Subcontractors," which made up 20.8% of fund assets on February 29. As we have discussed in past shareholder reports, we believe companies in commoditized industries - those in which price is the primary basis for competition - must reduce costs in order to increase earnings. Over time, we also believe the largest and most dominant companies should emerge as the long-term survivors. In this area, we focus on corporations with the best industry positions and the strongest financial characteristics. Our emphasis within Ultimate Subcontractors is on the producers of basic materials, such as companies in the mining and energy sectors. These types of companies have performed very well during the market's recovery, as they have been helped by both increased demand and rising prices. Two top contributors in this area included the Russian oil companies Gazprom and LUKOIL. We have been increasing the fund's weighting in these companies due to Russia's emergence as a key supplier of energy resources. Strong stock picks in the mining sector included GMK Norilsk Nickel (Russia), Stillwater Mining Co. (US) and Placer Dome, Inc. (Canada).

A second theme that has been a significant contributor to performance is "Greater China," which represented 10.5% of fund assets as of the end of the reporting period. This theme is designed to invest in companies that stand to benefit from China's explosive growth. We believe there is no doubt that in a period of rapid development, economic imbalances have developed within China. It is therefore crucial to our strategy to approach companies with significant exposure to China with a wary eye and to conduct extensive research and due diligence. However, China appears to be genuinely instigating widespread reform and gradually welcoming foreign expertise. We are confident that in the long term, China will emerge as a powerful and developed economy on the world stage. We therefore have invested in companies that are suppliers to China's rapid expansion (such as those in the commodities and consumer products and services areas), Chinese exporters and stocks that provide direct exposure to China's domestic growth. We believe all three areas offer fertile ground for investment opportunities, subject of course to our traditional emphasis on valuation. This thinking has led us to increase the fund's weighting in Asian companies, where we continue to find reasonably valued investment opportunities. Top performers for the period that fit within the Greater China theme were China Mobile Ltd. (Telecom Services/Hong Kong), A-S China Plumbing Products Ltd. (Consumer Discretionary/Hong Kong) and Hang Seng Bank Ltd. (Financials/Hong Kong). Our increased emphasis on Asia is one reason why the fund's weighting in the emerging markets has gone up over the past year.

Q: There is a relatively new theme in the portfolio called "Supply Chain Dominance." What sort of companies fit in this category?

A: The global market consists of complex, interlocking supply chains. As a product is made, it travels along a "chain" beginning with the initial fabrication of components and ending with the customer. Understanding which companies hold the dominant position within each supply chain is the key to identifying potential investment opportunities. For example, consumer electronics manufacturer Samsung Electronics Co., Ltd. (Korea) is a holding in the Supply Chain Dominance theme. We believe Samsung has a distinct competitive labor cost advantage and comparable technology versus competitors such as Nokia. Given that Nokia's sales have barely risen in the last two years in Europe and the US, we believe that the prospect of Samsung taking further market share from Nokia in these regions is probable.

We do not simply emphasize companies with dominant market shares today. Instead, we mainly look for companies that we believe will wield supply chain power in the future. Supply Chain Dominance combines two themes we have discussed in past shareholder reports - "Safety as Volatility" and "Scale Subcontractors" - and also incorporates new investment ideas. At the close of the period, the fund held 23.4% of assets under this theme. Key contributors were Vodafone Group PLC (Telecom Services/UK), Samsung Electronics Co., Ltd. (Information Technology/Korea) and International Business Machines Corp. (Information Technology/US).

Q: How would you describe the fund's position in Japan?

A: The fund's Japanese holdings fall under the "Japan Restructuring" theme. Here, we focus on Japanese companies that are taking steps to streamline their operations, reduce debt and become more shareholder-friendly. Two of the fund's top ten holdings, Nomura Holdings, Inc. and FANUC Ltd., fit in this category. We believe restructuring is, in the longer term, a positive catalyst for share price appreciation. In the short term, however, Japan underperformed the broader global markets, returning only 15.86% in dollar terms for the period (as measured by the TOPIX index), well behind the broader global indices.4 Since the fund is overweight in Japan - and also because our stock picks did not perform as well as the Japanese market as a whole - its position in the country was a detractor to performance during the period.5

4 The Tokyo Stock Price Index (TOPIX) is an unmanaged, capitalization-weighted measure of stock markets in Japan. Index returns assume reinvested dividends and do not reflect fees. It is not possible to invest directly into an index.
5 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Q: How would you describe some of the other key themes in the portfolio?

A: "New Annuities" is the fund's third-largest theme at 14.6% of assets. Here, we look for companies with assets that can generate predictable returns over the long term. "Virtuality," under which we hold 14.3% of fund assets, is another long-standing theme within the fund. A "virtual company" is one that focuses on the aspect of its business whereby it can add the most value, and outsources elements of its business with the least amount of value. Since companies in this category tend to own fewer "hard assets," we believe they have the potential to benefit from a relatively low cost structure.

The remainder of the portfolio is invested in "Diversification Assets" (stocks whose performance won't necessarily track the performance of the global markets, such as gold mining companies), "Public/Private Partnerships" (companies that stand to benefit from their relationship with government institutions) and "Distressed Companies" (those that we believe to be priced too low in the marketplace due to investor misperceptions). Few holdings fall under Distressed Companies at this time due to a dearth of suitable investments, but we remain on the lookout for viable candidates.

We believe the presence of such a wide range of themes within the portfolio helps provide meaningful diversification, which is essential given the ongoing uncertainty in the global economy.

Fund Assets by Theme, as of February 29, 2004
Supply Chain Dominance	23.4%
Ultimate Subcontractors	20.8%
New Annuities	14.6%
Virtuality	14.3%
Greater China	10.5%
Japan Restructuring	10.0%
Diversification Assets	5.6%
Public/Private Partnerships	0.5%
Distressed Companies	0.3%

Portfolio allocations are subject to change.

Q: Have you removed any themes from the fund?

A: Yes. Holdings under the "Pharmaceuticals" theme have either been sold or reallocated to other themes. We sold the stocks we believe are most vulnerable to important long-term issues such as patent expirations, litigation, regulatory concerns and weakness in their pipelines of drugs they are bringing to the market. However, our analysis has shown that select holdings in the pharmaceutical sector are appropriate for other themes - notably those with a strong intellectual property component (Virtuality) or a solid recurring revenue stream (New Annuities). Recent additions to the health care sector under Virtuality include Medicines Co. (US), which develops highly specialized products such as anticoagulants for surgical procedures, and St. Jude Medical, Inc. (US), which makes and distributes cardiovascular devices.

Q: Do you have any final thoughts for investors?

A: The past year has brought welcome relief for investors who held on through the long down market of 2000-2002. However, we wish to caution shareholders that it is unlikely we will witness stock market returns in the year ahead comparable to what we have enjoyed since last March. In an environment where the outlook for the global economy remains cloudy, we intend to maintain a diversified portfolio that is positioned to withstand the emergence of a variety of scenarios - both positive and negative - in the global markets. We believe that in an environment of continued uncertainty, our thematic focus on companies that stand to benefit from longer-term trends will position the portfolio advantageously.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Asset Allocation	2/29/04	8/31/03

Common Stocks	98%	96%
Preferred Stocks	1%	-
Cash Equivalents	1%	1%
Foreign Bond Non-US$ Denominated	-	2%
Convertible Bonds	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	2/29/04	8/31/03

United States and Canada	34%	45%
Europe (excluding United Kingdom)	19%	13%
Pacific Basin	19%	13%
Japan	10%	11%
United Kingdom	8%	13%
Latin America	7%	2%
Africa	3%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/29/04	8/31/03

Materials	19%	23%
Financials	17%	15%
Energy	13%	9%
Information Technology	10%	11%
Health Care	10%	10%
Consumer Discretionary	9%	9%
Telecommunication Services	9%	5%
Industrials	6%	9%
Utilities	6%	4%
Other	1%	5%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2004 (19.1% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.3%
2. Viacom, Inc. Provider of entertainment and publishing services	United States	2.2%
3. Total SA Producer of oil and natural gas	France	2.0%
4. Gazprom Provider of natural gas	Russia	1.9%
5. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	1.9%
6. Nomura Holdings, Inc. Provider of financial services	Japan	1.9%
7. E.ON AG Distributor of electricity to commercial and residential customers	Germany	1.8%
8. ExxonMobil Corp. Explorer and producer of oil and gas	United States	1.8%
9. Mitsubishi Estate Co., Ltd. Provider of real estate services	Japan	1.7%
10. FANUC Ltd. Manufacturer of numerically controlled equipment for machine tools	Japan	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of February 29, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.5%
Australia 2.2%
Alumina Ltd.	1,354,415	5,763,883
BHP Billiton Ltd.	1,573,168	14,923,348
(Cost $11,160,901)		20,687,231
Brazil 3.5%
Aracruz Celulose SA (ADR)	355,550	12,853,133
Companhia Vale do Rio Doce (ADR)	260,400	15,077,160
Uniao de Bancos Brasileiros SA (ADR)	208,700	4,747,925
(Cost $23,158,380)		32,678,218
Canada 4.4%
Canadian National Railway Co.	266,100	10,480,044
Encana Corp.	318,336	13,767,940
Goldcorp, Inc.	410,600	5,422,063
Meridian Gold, Inc.*	372,000	4,703,720
Placer Dome, Inc.	399,000	6,736,770
(Cost $28,711,312)		41,110,537
Czech Republic 0.9%
Cesky Telecom AS (Cost $6,458,992)	674,800	8,328,916
France 4.0%
Aventis SA	121,928	9,382,826
Suez SA	413,736	9,236,286
Total SA	101,748	18,684,984
(Cost $30,883,400)		37,304,096
Germany 6.5%
BASF AG	253,841	13,572,350
Deutsche Boerse AG	175,303	10,137,387
Deutsche Telekom AG (Registered)*	668,600	13,138,464
E.ON AG	243,798	16,568,323
Schering AG	133,576	6,648,096
(Cost $47,953,001)		60,064,620
Hong Kong 5.7%
A-S China Plumbing Products Ltd.*	6,800,000	1,506,899
China Mobile Ltd.*	2,198,000	7,736,852
China Mobile Ltd. (ADR)*	47,200	832,136
CLP Holdings Ltd.	1,765,000	9,092,328
Fountain Set (Holdings) Ltd.	12,028,900	9,039,987
Hang Seng Bank Ltd.	375,400	5,328,961
Hutchison Whampoa Ltd.	1,373,000	11,553,082
Sun Hung Kai Properties Ltd. (REIT)	788,000	7,744,148
(Cost $49,543,296)		52,834,393
India 0.9%
Ranbaxy Laboratories Ltd. (Cost $9,255,541)	413,200	8,598,545
Japan 9.9%
Canon, Inc.	263,000	12,837,493
Daiwa Securities Group, Inc.	725,000	4,873,392
FANUC Ltd.	241,700	15,184,413
Japan Retail Fund Investment Corp. (REIT)	274	1,721,361
Komatsu Ltd.	1,909,000	11,608,370
Mitsubishi Estate Co., Ltd.	1,326,000	15,446,422
Mitsui Fudosan Co., Ltd.	1,243,000	13,250,167
Nomura Holdings, Inc.	1,082,000	17,191,904
(Cost $80,761,660)		92,113,522
Korea 5.9%
Kookmin Bank (ADR)	27,300	1,133,769
Kookmin Bank*	272,644	11,359,203
LG Electronics, Inc.	242,200	13,605,125
Samsung Electronics Co., Ltd.	37,710	17,439,075
SK Telecom Co., Ltd.	55,440	11,196,199
(Cost $47,148,800)		54,733,371
Mexico 2.1%
Grupo Televisa SA de CV (ADR)	222,400	9,823,408
Telefonos de Mexico SA de CV (ADR)	270,000	9,171,900
(Cost $8,526,618)		18,995,308
Netherlands 0.6%
STMicroelectronics NV* (Cost $5,633,585)	220,490	5,743,075
Peru 1.1%
Compania de Minas Buenaventura SA (ADR) (Cost $4,357,434)	418,800	10,139,148
Russia 3.7%
Gazprom (ADR)	546,000	17,541,888
GMK Norilsk Nickel (ADR)	38,000	2,698,000
LUKOIL (ADR)	101,600	11,389,360
YUKOS (ADR)	48,400	2,453,396
(Cost $22,569,855)		34,082,644
Singapore 1.6%
DBS Group Holdings Ltd.	702,000	6,073,808
Singapore TeleCommunications Ltd.	2,398,200	3,288,879
Singapore TeleCommunications Ltd.	3,883,000	5,325,127
(Cost $11,506,841)		14,687,814
South Africa 3.2%
Gold Fields Ltd.	1,039,200	12,923,413
Impala Platinum Holdings Ltd. (ADR)*	393,800	8,170,247
Sappi Ltd.	630,700	8,705,148
(Cost $25,061,438)		29,798,808
Sweden 0.7%
Skandinaviska Enskilda Banken (Cost $6,473,371)	425,300	6,351,536
Switzerland 2.4%
Novartis AG (Registered)	163,111	7,232,859
Swiss Re (Registered)	109,026	7,897,742
Syngenta AG	107,339	7,490,548
(Cost $20,535,634)		22,621,149
Taiwan 1.6%
Hon Hai Precision Industry Co., Ltd.	1,059,000	4,713,744
Quanta Computer, Inc.	3,881,000	9,862,992
(Cost $14,013,743)		14,576,736
United Kingdom 8.0%
BOC Group PLC	593,211	10,303,320
British Sky Broadcasting Group PLC*	797,861	10,737,770
GlaxoSmithKline PLC	349,798	7,319,384
National Grid Transco PLC	1,598,747	12,862,003
Reed Elsevier PLC	468,131	4,331,933
Rio Tinto PLC	235,470	6,333,608
RT Group PLC*	1,954,775	401,366
Vodafone Group PLC*	8,664,770	21,713,155
(Cost $85,913,184)		74,002,539
United States 28.6%
AFLAC, Inc.	252,700	10,262,147
Amgen, Inc.*	131,607	8,360,993
Anadarko Petroleum Corp.	173,700	8,902,125
AutoZone, Inc.*	145,300	13,033,410
Caremark Rx, Inc.*	311,600	10,052,216
Caterpillar, Inc.	88,700	6,719,025
ConocoPhillips	170,303	11,728,768
Devon Energy Corp.	86,200	4,894,436
eBay, Inc.*	107,600	7,409,336
Entergy Corp.	77,300	4,583,117
Equity Residential (REIT)	329,400	9,799,650
ExxonMobil Corp.	388,100	16,366,177
Genentech, Inc.*	38,600	4,164,554
Goldman Sachs Group, Inc.	113,600	12,026,832
Intel Corp.	408,500	11,940,455
International Business Machines Corp.	46,900	4,525,850
Lehman Brothers Holdings, Inc.	140,500	12,182,755
Medicines Co.*	163,900	4,451,524
Microsoft Corp.	520,200	13,785,300
Monsanto Co.	193,300	6,386,632
Newmont Mining Corp.	270,300	11,744,535
Pfizer, Inc.	244,900	8,975,585
St. Jude Medical, Inc.*	100,300	7,286,795
Stillwater Mining Co.*	416,530	5,056,674
Unocal Corp.	287,400	10,921,200
VERITAS Software Corp.*	362,600	11,030,292
Viacom, Inc. "B"*	531,200	20,429,952
Wyeth	211,600	8,358,202
(Cost $229,138,290)		265,378,537
Total Common Stocks (Cost $768,765,276)		904,830,743

Preferred Stock 1.3%
Brazil
Companhia de Bebidas das Americas (ADR) (Cost $9,926,895)	446,400	12,008,160

Cash Equivalents 1.2%
United States
Scudder Cash Management QP Trust, 1.12% (b) (Cost $11,179,457)	11,179,457	11,179,457
Total Investment Portfolio - 100.0% (Cost $789,871,628) (a)		928,018,360

* Non-income producing security.
(a) The cost for federal income tax purposes was $792,503,867. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $135,514,493. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $176,578,770 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,064,277.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $778,692,171)	$ 916,838,903
Investment in Scudder Cash Management QP Trust (cost $11,179,457)	11,179,457
Total investments in securities, at value (cost $789,871,628)	928,018,360
Foreign currency, at value (cost $452,430)	451,079
Receivable for investments sold	255,377
Dividends receivable	1,485,945
Interest receivable	3,543
Receivable for Fund shares sold	174,102
Foreign taxes recoverable	628,482
Total assets	931,016,888
Liabilities
Payable for investments purchased	3,600,214
Payable for Fund shares redeemed	406,690
Accrued management fee	759,803
Other accrued expenses and payables	357,150
Total liabilities	5,123,857
Net assets, at value	$ 925,893,031
Net Assets
Net assets consist of: Accumulated net investment loss	(666,870)
Net unrealized appreciation (depreciation) on: Investments	138,146,732
Foreign currency related transactions	106,956
Accumulated net realized gain (loss)	(122,268,301)
Paid-in capital	910,574,514
Net assets, at value	$ 925,893,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($17,349,988 / 717,299 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 24.19
Maximum offering price per share (100 / 94.25 of $24.19)	$ 25.67
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,139,377 / 417,962 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 24.26
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($6,074,805 / 250,508 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 24.25
Maximum offering price per share (100 / 99.00 of $24.25)	$ 24.49
Class R Net Asset Value, offering and redemption price per share ($331,520 / 13,652 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 24.28
Class AARP Net Asset Value, offering and redemption price per share ($102,311,947 / 4,233,222 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 24.17
Class S Net Asset Value, offering and redemption price per share ($789,685,394 / 32,691,768 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 24.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $391,514)	$ 5,386,490
Interest	66,827
Interest - Scudder Cash Management QP Trust	40,954
Total Income	5,494,271
Expenses: Management fee	4,273,902
Administrative fee	2,054,690
Distribution service fees	93,168
Directors' fees and expenses	8,636
Other	11,771
Total expenses before expense reductions	6,442,167
Expense reductions	(13,178)
Total expenses, after expense reductions	6,428,989
Net investment income (loss)	(934,718)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	89,150,308
Foreign currency related transactions	(2,209,511)
86,940,797
Net unrealized appreciation (depreciation) during the period on: Investments	72,213,129
Foreign currency related transactions	666,186
72,879,315
Net gain (loss) on investment transactions	159,820,112
Net increase (decrease) in net assets resulting from operations	$ 158,885,394

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003
Operations: Net investment income (loss)	$ (934,718)	$ 6,772,994
Net realized gain (loss) on investment transactions	86,940,797	(96,383,779)
Net unrealized appreciation (depreciation) on investment transactions during the period	72,879,315	158,466,412
Net increase (decrease) in net assets resulting from operations	158,885,394	68,855,627
Distributions to shareholders from: Net investment income: Class A	(183,865)	(107,428)
Class B	(35,180)	(975)
Class C	(21,144)	(1,902)
Class R	(90)	-
Class AARP	(1,308,958)	(916,120)
Class S	(10,390,210)	(7,589,745)
Fund share transactions: Proceeds from shares sold	32,844,048	112,193,610
Reinvestment of distributions	11,160,582	8,099,747
Cost of shares redeemed	(86,654,535)	(233,614,331)
Net increase (decrease) in net assets from Fund share transactions	(42,649,905)	(113,320,974)
Increase (decrease) in net assets	104,296,042	(53,081,517)
Net assets at beginning of period	821,596,989	874,678,506
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $666,870 and $12,207,295, respectively)	$ 925,893,031	$ 821,596,989

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.42	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	4.08	1.69	(3.89)	(1.48)
Total from investment operations	4.03	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	(.26)	(.15)	(.41)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.26)	(.15)	(.56)	-
Net asset value, end of period	$ 24.19	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[d]	19.83**	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	14	18
Ratio of expenses (%)	1.68*	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	(.21)e**	.66	.34	.78*
Portfolio turnover rate (%)	98*	55	31	40
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio for the six months ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.03)	(.10)	-[d]
Net realized and unrealized gain (loss) on investment transactions	4.08	1.70	(3.90)	(1.48)
Total from investment operations	3.94	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	(.08)	-[d]	(.22)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.08)	-[d]	(.37)	-
Net asset value, end of period	$ 24.26	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[e]	19.35**	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	10	13
Ratio of expenses (%)	2.48*	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.61)f**	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	98*	55	31	40
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio for the six months ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.02)	(.09)	-[d]
Net realized and unrealized gain (loss) on investment transactions	4.07	1.69	(3.90)	(1.48)
Total from investment operations	3.94	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	(.08)	(.01)	(.23)	-
Net realized gain on investment transactions	-	-	(.15)	-
Total distributions	(.08)	(.01)	(.38)	-
Net asset value, end of period	$ 24.25	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[e]	19.37**	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5	5
Ratio of expenses (%)	2.47*	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.60)f**	(.12)	(.43)	.01*
Portfolio turnover rate (%)	98*	55	31	40
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio for the six months ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.81
Total from investment operations	2.78
Less distributions from: Net investment income	(.19)
Total distributions	(.19)
Net asset value, end of period	$ 24.28
Total Return (%)	12.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses (%)	1.48*
Ratio of net investment income (loss) (%)	(.22)c**
Portfolio turnover rate (%)	98*
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratio for the period ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class AARP
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.42	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	4.09	1.69	(3.90)	(4.31)
Total from investment operations	4.07	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.32)	(.20)	(.47)	(.05)
Net realized gains on investment transactions	-	-	(.15)	(.10)
Total distributions	(.32)	(.20)	(.62)	(.15)
Net asset value, end of period	$ 24.17	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	20.01d**	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	87	90	126
Ratio of expenses before expense reductions (%)	1.46*	1.43	1.35	1.30e*
Ratio of expenses after expense reductions (%)	1.45*	1.43	1.35	1.30e*
Ratio of net investment income (loss) (%)	(.10)f**	.89	.62	.90*
Portfolio turnover rate (%)	98*	55	31	40
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
[f] The ratio for the six months ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class S
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.41	$ 18.76	$ 23.15	$ 31.36	$ 31.25	$ 31.30	$ 32.41
Income (loss) from investment operations:
Net investment income (loss)[d]	(.02)	.16	.13	.21	.53[e]	.02	.23
Net realized and unrealized gain (loss) on investment transactions	4.09	1.69	(3.90)	(4.77)	3.69	(.07)	1.82
Total from investment operations	4.07	1.85	(3.77)	(4.56)	4.22	(.05)	2.05
Less distributions from: Net investment income	(.32)	(.20)	(.47)	(.25)	(.20)	-	(.55)
Net realized gains on investment transactions	-	-	(.15)	(3.40)	(3.91)	-	(2.61)
Total distributions	(.32)	(.20)	(.62)	(3.65)	(4.11)	-	(3.16)
Net asset value, end of period	$ 24.16	$ 20.41	$ 18.76	$ 23.15	$ 31.36	$ 31.25	$ 31.30
Total Return (%)	20.02f**	10.01	(16.62)	(16.34)	13.83	(.16)**	7.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	790	705	756	1,090	1,552	1,553	1,610
Ratio of expenses before expense reductions (%)	1.46*	1.43	1.35	1.3[h]	1.33[i]	1.36*	1.35
Ratio of expenses after expense reductions (%)	1.45*	1.43	1.35	1.34[h]	1.33[i]	1.36*	1.35
Ratio of net investment income (loss) (%)	(.10)g**	.89	.62	.86	1.71[e]	.44*	.79
Portfolio turnover rate (%)	98*	55	31	40	60	29*	70
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.
[c] For the year ended June 30.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratio for the six months ended February 29, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[h] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
[i] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.32%.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. On November 3, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. The Fund is also subject to a 20% Taiwan dollar income tax on certain stock dividends.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $141,905,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($29,693,000) and August 31, 2011 ($112,212,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $63,934,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $423,486,999 and $484,167,868, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 29, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.98% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.496%, 0.485%, 0.47% and 0.47% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465%, 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, organizational and offering expenses, and director and director counsel fees). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.96% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees. This expense cap will remain in effect until September 30, 2005.

For the six months ended February 29, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at February 29, 2004
Class A	$ 37,151	-	$ 6,723
Class B	23,940	-	4,068
Class C	13,607	-	2,351
Class AARP	223,236	427	37,419
Class S	1,756,756	12,751	290,036
	$ 2,054,690	$ 13,178	$ 340,647

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2004
Class B	$ 36,199	$ 6,198
Class C	21,041	3,657
Class R	113	113
	$ 57,353	$ 9,968

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2004	Effective Rate
Class A	$ 17,061	$ 2,035.22%
Class B	11,827	1,970.25%
Class C	6,814	1,200.24%
Class R	113	91.25%
	$ 35,815	$ 5,296

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2004, aggregated $1,402. There were no underwriting commissions paid in connection with the distribution of Class C shares for the the six months ended February 29, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the six months ended February 29, 2004, the CDSC for Class B and C shares aggregated $21,265 and $4,778, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2004, SDI received $1.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and oversees the Investment Program from the Advisor, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	51,705	$ 1,348,446	1,501,831	$ 27,521,477
Class B	54,211	1,223,065	112,692	2,044,831
Class C	46,679	1,048,309	96,672	1,756,412
Class R	15,197	363,609	-	-
Class AARP	157,222	3,588,584	144,591	2,642,694
Class S	1,119,182	25,272,035	4,366,009	78,228,196
		$ 32,844,048		$ 112,193,610
Shares issued to shareholders in reinvestment of distributions
Class A	7,875	$ 178,918	5,841	$ 104,902
Class B	1,501	34,264	53	946
Class C	913	20,826	104	1,868
Class R	4	89	-	-
Class AARP	54,792	1,243,232	47,954	859,814
Class S	426,951	9,683,253	397,781	7,132,217
		$ 11,160,582		$ 8,099,747
Shares redeemed
Class A	(60,238)	$ (1,489,957)	(1,546,830)	$ (28,465,359)
Class B	(84,297)	(1,905,354)	(178,535)	(3,210,462)
Class C	(44,446)	(1,009,186)	(95,209)	(1,733,600)
Class R	(1,549)	(38,650)	-	-
Class AARP	(260,041)	(5,893,657)	(723,095)	(12,891,049)
Class S	(3,405,417)	(76,317,731)	(10,500,431)	(187,313,861)
		$ (86,654,535)		$ (233,614,331)
Net increase (decrease)
Class A	(658)	$ 37,407	(39,158)	$ (838,980)
Class B	(28,585)	(648,025)	(65,790)	(1,164,685)
Class C	3,146	59,949	1,567	24,680
Class R	13,652	325,048	-	-
Class AARP	(48,027)	(1,061,841)	(530,550)	(9,388,541)
Class S	(1,859,284)	(41,362,443)	(5,736,641)	(101,953,448)
		$ (42,649,905)		$ (113,320,974)

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	378947-857	378947-840	378947-832
Fund Number	407	607	707

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	378947-741
Fund Number	1512

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	007

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               ___________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
                                    ---------------------------